Secured Borrowings	12 Months Ended
Dec. 31, 2025
Secured Borrowings [Abstract]
SECURED BORROWINGS
15.	SECURED BORROWINGS

In 2020 and 2021, Yichuang Financial Leasing entered into several financing arrangements. According to the arrangements, Yichuang Financial Leasing transferred its creditor’s right or beneficial interests of certain financing receivables totaling nil, nil and nil with remaining lease terms ranging from 1 to 3 years originating from its finance leasing services business to external creditors. As the transfer of creditor’s right or beneficial interests of financing receivables does not constitute a true sale for transfer of assets under PRC law, the proceeds from the external creditors were considered as secured borrowings. The Group’s secured borrowings have maturities ranging from 1 to 3 years. In 2023, 2024 and 2025, the interest rate related to the secured borrowing is ranging from 7% to 11%, and the interest expenses were RMB39.0 million, nil and nil, respectively.